SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 14, 2003

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY

ITEM 9.  REGULATION FD DISCLOSURE.

On November 14, 2003, Wisconsin Energy Corporation held a conference call for investors to discuss recent regulatory approvals related to its Power the Future plan and the plan's financial impact on both Wisconsin Energy and Wisconsin Electric Power Company. A copy of the slides used during the conference call are attached hereto as Exhibit 99.1.

Cautionary Factors: Except for the historical information contained herein, certain of the matters discussed in this report are "Forward Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those set forth in Forward Looking Statements as a result of certain risks and uncertainties, including but not limited to, changes in political and economic conditions, equity and bond market fluctuations, governmental regulation and supervision, changes in coal or natural gas prices and supply availability, as well as other risks and uncertainties described in Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations -- Factors Affecting Results, Liquidity and Capital Resources, in Item II of each of Wisconsin Energy's and Wisconsin Electric's Annual Report on Form 10-K and other risks and uncertainties detailed from time to time in Wisconsin Energy's and Wisconsin Electric's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: November 14, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: November 14, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer